UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July1, 2015

IMPLANT SCIENCES CORPORATION

(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

500 Research Drive, Unit 3

Wilmington, Massachusetts 01887

 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

An Annual Meeting of Stockholders of Implant Sciences Corporation (the “Company”) was held on July 1, 2015.  At the meeting, there were 66,015,646 shares of common stock represented to vote either in person or by proxy, or 88.6% of the outstanding shares of common stock, which represented a quorum.  As of the record date, May 26, 2015, there were 74,499,120 shares of common stock outstanding and entitled to vote at the meeting. At the meeting, the following proposals were voted upon and approved:

Proposal No. 1:  Election of Directors

The final vote for this matter presented to the Stockholders at the Annual Meeting was as follows:

	For	Withheld
Dr. William McGann	26,962,485	1,095,013
Robert P. Liscouski	24,354,133	3,703,365
Michael C. Turmelle	22,953,243	5,104,255
James M. Simon, Jr.	27,173,517	883,981

Proposal No. 2:  To consider and act upon a proposal to ratify the selection of the firm of Marcum LLP the Company’s independent registered public accountants for the fiscal year ending June 30, 2015.

The final vote for this matter presented to the Stockholders at the Annual Meeting was as follows:

For	64,641,521
Against	1,211,837
Abstain	162,288

Proposal No. 3:  To approve an amendment to the Company’s Restated Articles of Organization to increase the number of authorized shares of Common Stock by 50,000,000 shares to 250,000,000 shares.

The final vote for this matter presented to the stockholders at the Annual Meeting was as follows:

For	49,775,783
Against	15,708,205
Abstain	531,658

Proposal No. 4: To approve an amendment to the Company’s 2004 Stock Option Plan (the “Plan”) to increase the aggregate number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) available for issuance under the Plan by 16,000,000 shares to 20,000,000 shares.

The final vote for this matter presented to the Stockholders at the Annual Meeting was as follows:

For	17,730,585
Against	10,092,071
Abstain	234,842
Broker Non-Votes	37,958,148

Proposal No. 5: To approve the Company’s Amended and Restated 2014 Stock Option Plan (the “Plan”).

The final vote for this matter presented to the Stockholders at the Annual Meeting was as follows:

For	21,196,425
Against	6,628,268
Abstain	232,805
Broker Non-Votes	37,958,148

Proposal No. 6: To approve named executive officer compensation, as disclosed in the Proxy Statement, on a non-binding advisory basis.

The final vote for this matter presented to the Stockholders at the Annual Meeting was as follows:

For	22,930.783
Against	4,858,045
Abstain	268,670
Broker Non-Votes	37,958,148

Proposal No. 7: To approve the frequency of holding an advisory vote on executive compensation, on a non-binding advisory basis.

The final vote for this matter presented to the Stockholders at the Annual Meeting was as follows:

One Year	8,895,063
Two Years	3,440,242
Three Years	14,998,335
Abstain	723,858

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Roger P. Deschenes

Roger P. Deschenes

Vice President, Finance and Chief Financial Officer

Date:  July 7, 2015

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